                                                                    Exhibit 10.4

**** Confidential treatment has been requested for portions of this contract. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this contract has been filed separately with the Securities and Exchange Commission.

                                    AMENDMENT

                                     TO THE

                SATELLITE PURCHASE CONTRACT FOR IN-ORBIT DELIVERY

                                     BETWEEN
                             XM SATELLITE RADIO INC.

                                       AND

                            BOEING SATELLITE SYSTEMS
                               INTERNATIONAL, INC.




                              CONTRACT NUMBER L0634

                                    AMENDMENT
                                     TO THE
                SATELLITE PURCHASE CONTRACT FOR IN-ORBIT DELIVERY

This Amendment (the "December Amendment") to the Satellite Purchase Contract for In-Orbit Delivery effective March 23, 1998 as amended, restated, superseded and/or supplemented from time to time and in effect through and including the date hereof (the "Contract") is made this ___ day of December 2001 by and between XM SATELLITE RADIO INC., a Delaware corporation with its principal offices located at 1500 Eckington Place, N.E. Washington DC 20002 (hereinafter "Customer" or "XM") and BOEING SATELLITE SYSTEMS INTERNATIONAL, INC., a Delaware corporation with its principal offices located at 2260 E. Imperial Highway, El Segundo, California 90245 (hereinafter "Contractor" or "BSSI"). Capitalized terms used but not otherwise defined in this December Amendment shall have the respective meanings as set forth in the Contract.

WHEREAS, the Parties entered into and executed the Contract, which Contract provides for the procurement by Customer from Contractor of three (3) Boeing 702 Satellites, two (2) of which have been delivered in-orbit and one (1) of which is being constructed as a ground spare, together with related items, services and activities; and

WHEREAS, Boeing Capital Services Corporation ("BCSC"), an affiliate of Contractor, has agreed to provide debt financing to Customer and its affiliates pursuant to certain financing documents and agreements of even date herewith, namely, (i) Customer Credit Agreement between BCSC and XM Satellite Radio Holdings Inc. ("Holdings"); (ii) Assignment and Novation Agreement (the "Assignment Agreement") between XM and XM Holdings Inc. ("Holdings"); and (iii) Security Agreement between BCSC and Holdings; and

WHEREAS, in connection with the aforementioned financing arrangements, Customer and Contractor have agreed to amend the Contract as is more fully set forth herein with the understanding that all such aforementioned financing documents and agreements shall be executed concurrently; and

WHEREAS, in order to facilitate the aforementioned financing arrangements, Customer has agreed to assign all of its rights, title and interest under the Contract relating to the Ground Spare Satellite Bus (as defined below) to Holdings, the parent company of XM Satellite Radio Inc., and Contractor has agreed to consent to such assignment; and

WHEREAS, pursuant to the Assignment Agreement, references to "Customer" in the Contract shall refer to Holdings, to the extent relating to the rights, duties and obligations relating to the Ground Spare Satellite Bus (including all deferred and incentive payments relating to the Ground Spare Satellite), and otherwise to XM Satellite Radio Inc.

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NOW, THEREFORE, in consideration of the mutual benefits to be derived, the
Parties hereto agree that the Contract is amended as follows:

1. AMENDMENT OF ARTICLE 1.1 (CERTAIN DEFINITIONS). Article 1.1 is hereby amended by inserting the following new definitions in alphabetical order and re-lettering the rest of the definitions accordingly.

         "BCSC" means Boeing Capital Services Corporation, a Delaware corporation.

         "CUSTOMER CREDIT AGREEMENT" means that certain Customer Credit Agreement dated as of December __, 2001 by and between XM Satellite Radio Holdings Inc., a Delaware corporation and BCSC.

         "DECEMBER AMENDMENT" means the Amendment made December __, 2001 to the Satellite Purchase Contract for In-Orbit Delivery by and between XM Satellite Radio Inc. and Contractor.

         "DEFERRED CALL-UP" means, following the written notice by Customer to Contractor no later than [***] to defer completion and store the unfinished (not yet Available for Shipment) Ground Spare Satellite for a period extending beyond the Scheduled Ground Spare Available for Shipment Date, the written notice by Customer to Contractor to proceed with the Work required to make the Ground Spare Satellite Available for Shipment."

         "DEFERRED PAYMENT DATE" means December ___, 2006."

         "GROUND SPARE SATELLITE BUS" means the Ground Spare Satellite, except for the Ground Spare Satellite Payload.

         "GROUND SPARE SATELLITE PAYLOAD" means the following components of the Ground Spare Satellite:

               (i) all hardware above the four-point interface above the bus module; and

               (ii) all antenna structures, deployment mechanisms and
                    reflectors.

         "SCHEDULED GROUND SPARE AVAILABLE FOR SHIPMENT DATE" means, solely with respect to the Ground Spare Satellite, [***]."

2. CONSENT TO CERTAIN SECURITY INTERESTS AND AMENDMENT OF ARTICLE 5.7 (SECURITY INTEREST). Add a new paragraph (f) to Article 5.7 as follows:

         "(f) Notwithstanding Article 5.7(a), Contractor and Customer hereby consent to the granting by Contractor and Customer of a security interest in any right, title or interest Contractor or Customer (as the case may be) may have in the Ground Spare Satellite Bus in favor of BCSC; and Contractor and Customer agree that BCSC's rights in the Ground Spare Satellite Bus shall have priority over any and all rights that Contractor and Customer may have in such Ground Spare Satellite Bus. Contractor and Customer confirm that Article 5.7(d) shall not apply to the Ground Spare Satellite Bus and that the

                                       2

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         release and termination of the security interest as set forth in
         Article 5.7(c)(3) shall have no effect on the priority of BCSC's security interest consented to by Contractor and Customer in accordance with this Article 5.7(f)."

3. AMENDMENT OF ARTICLE 5.8(b). Article 5.8(b) is hereby amended and restated in its entirety as set forth below (the interest rate set forth in Article 5.8(c) shall be applicable to Article 5.8, as amended):

         "Contractor shall provide [***] with interest payable on this amount to commence quarterly in arrears from the date that the Ground Spare Satellite is Available for Shipment and ending on the Deferred Payment Date, with the principal of such amount to be paid on such Deferred Payment Date, all in accordance with Exhibit G-2; provided that if prior to completion Customer has decided to store the unfinished (not yet Available for Shipment) Ground Spare Satellite for a period extending beyond the Scheduled Ground Spare Available for Shipment Date, such interest shall commence on the Scheduled Ground Spare Available for Shipment Date; PROVIDED FURTHER that such interest shall be tolled on a day-for-day basis to the extent the Ground Spare Satellite is not in fact Available for Shipment [***] after Deferred Call-up such that no interest shall be payable during such tolled period. Subject to such rights as shall have been established by Customer and consented to by Contractor in favor of BCSC, Contractor shall retain title to, and store (in accordance with Article 14.4 (Storage)), the Ground Spare Satellite prior to
         (i) Launch or (ii) other disposition by Customer and repayment of principal by Customer or its Affiliates of amounts owing to Contractor or to BCSC under the Customer Credit Agreement.

4. AMENDMENT OF ARTICLE 9.1. Article 9.1 is hereby amended by adding the following proviso at the end thereof:

         "; provided that notwithstanding any other provision in the Contract, transfer of title of the Ground Spare Satellite Bus shall only occur after all amounts owing to BCSC are repaid under the Customer Credit Agreement."

5. AMENDMENT OF TABLE 7.1; CLARIFICATION OF DELIVERY DATE OF GROUND SPARE. Customer and Contractor confirm that the Ground Spare Satellite shall be Available for Shipment on [***]. Accordingly, the box in the second column of row number 7 of Table 7.1 of the Contract is hereby deleted in its entirety and the following is substituted therefor along with a footnote asterisk****:

         "Available for Shipment on [***]; unless the Ground Spare Satellite is placed into Storage at the request of Customer, in which case the Ground Spare Satellite shall be Available for Shipment [***] after Deferred Call-up. ****.

         **** Customer shall notify Contractor in writing by no later than [***] to defer completion of, and store the unfinished (not yet Available for Shipment) Ground

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         Spare Satellite for a period beyond the Scheduled Ground Spare
         Available for Shipment Date. For the avoidance of doubt, where the completed Ground Spare Satellite is stored after it becomes Available for Shipment, the provisions of Section 4.6 of Exhibit D (Test Plan Requirements) shall control the retesting and qualification of the Ground Spare Satellite for launch."

6. WAIVER OF CERTAIN LIQUIDATED DAMAGES; COVENANT NOT TO TERMINATE FOR BREACH. The Contract shall be amended by adding a new Article 36 (Waiver of Certain Liquidated Damages; Covenant not to Terminate for Breach) as follows:

         "36.1    WAIVER OF CERTAIN LIQUIDATED DAMAGES.

         Notwithstanding Article 10 (Liquidated Damages for Late Delivery) and Article 28 (Launch Services), Customer hereby irrevocably waives its rights to liquidated damages under the Contract with respect to any failure by Contractor [***]; provided, however, that the foregoing waiver shall not apply to, and liquidated damages may be imposed under [***] with respect to, Contractor's obligation to cause the Ground Spare Satellite to be Available for Shipment by the date set forth in Table 7.1 of the Contract, as modified by the December Amendment.

         36.2     WAIVER OF AND COVENANT NOT TO TERMINATE FOR BREACH.

         Customer hereby irrevocably waives any right it may have under the Contract and covenants that it shall not terminate the Contract for any breach arising out of [***]."

7. AMENDMENT OF ARTICLE 12.6. Article 12.6 is hereby amended by the addition of the following Article 12.6 (c) thereto:

         "(c) Notwithstanding Article 12.6(b), [***] of the Total Amount at Risk for the first two Satellites [***] (such portion, the "BSSI Portion") shall be payable on the Deferred Payment Date, said amount to be reduced by any amounts Contractor failed to earn prior to the Deferred Payment Date in accordance with Article 12. Customer shall pay to Contractor interest on earned amounts as set forth in Exhibit G-1 (calculated at a rate of [***] compounded annually) which shall be payable quarterly in arrears, all commencing with the Initial Handover Date of 15 May 2001 for the first Satellite ("XM-Rock") and, all commencing with the Initial Handover Date of 28 June 2001 for the second Satellite ("XM-Roll") as set forth in Exhibit G-1. After the Deferred Payment Date, unearned Incentive Amounts shall be repaid by Contractor to Customer as follows:

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         (i)  Contractor shall earn such Incentive Amounts in accordance with
              Article 12.3 (Calculation and Earning of Incentive Amounts); and

         (ii) any Incentive Amounts not earned (or not earnable in the event of a Partial Loss or a Constructive Total Loss of a Satellite) by Contractor pursuant to Article 12.3 (Calculation and Earning of Incentive Amounts) shall be repaid by Contractor to Customer as set forth below and as listed in Exhibit G-1. Repayment by Contractor of any unearned or not earnable Incentive Amounts under this paragraph (c) shall be due and payable thirty (30) Calendar Days after the date of receipt by Contractor of a telefaxed invoice (which shall be followed by the airmailed original) from Customer. Customer's invoice shall be accompanied by sufficient information to support Customer's claim. Contractor shall be deemed to have accepted the invoice ten (10) Business Days after receipt of Customer's invoice unless, within such time period, Contractor notifies Customer of a dispute. Any disputes as to the performance of a Launched Satellite shall be resolved in accordance with the provisions of Article 12.4 (Disputed Performance). Contractor shall pay any undisputed portion of an invoice.


         The amount of [***] ([***] less the [***] of incentives), or [***] for each of the first two Satellites [***], shall be earned by and paid to Contractor in accordance with Article 12.3, Article 12.6 and as set forth in Exhibit G-1."

8. AMENDMENT OF ARTICLE 14.4(c). Article 14.4(c) is hereby amended by the addition of the following sentences at the end thereof:

         "Such costs shall accrue quarterly beginning on either (i) the later of the date on which the Ground Spare Satellite is actually Available for Shipment or the delivery date of the Ground Spare Satellite set forth in Table 7.1 hereof or (ii) the Scheduled Ground Spare Available for Shipment Date (solely in the event Customer elects to store the unfinished (not Available for Shipment) Ground Spare Satellite for a period extending beyond the Scheduled Ground Spare Available for Shipment Date), and shall be payable on the Deferred Payment Date. Contractor shall provide a statement to Customer for the storage costs incurred for each quarter and Customer shall pay quarterly installments of interest only with respect to the accrued but unpaid storage costs. Such quarterly installments of interest, payable in arrears, shall be calculated at a rate equal to [***] compounded annually, computed beginning on the date that the applicable storage costs accrue, and continuing until payment of the accrued storage costs on the Deferred Payment Date."

9. AMENDMENT OF ARTICLE 14.4(e). Article 14.4(e) is hereby amended by the addition of the following sentences at the end thereof.

         "Notwithstanding the above, [***] after either (i) the later of the date on which the Ground Spare Satellite is actually Available for Shipment or the delivery date of the Ground Spare Satellite set forth in Table 7.1 hereof or (ii) the Scheduled Ground

                                       5

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         Spare Available for Shipment Date (solely in the event Customer elects to store the unfinished (not Available for Shipment) Ground Spare Satellite for a period extending beyond the Scheduled Ground Spare Available for Shipment Date), Customer shall pay to Contractor [***] of the Incentive Amount for the Ground Spare Satellite of [***] (subject to repayment pursuant to this Article 14.4(e)) and Contractor shall be entitled to receive interest beginning upon such date on the balance of the Incentive Amount of [***] (calculated at a rate of [***]) which shall be payable quarterly in arrears in accordance with Exhibit G-2. Customer shall pay to Contractor [***] on the Deferred Payment Date.

         If the Ground Spare Satellite is launched prior to the Deferred Payment Date, one of the following actions shall be taken, and in either case, the principal amount of $[***] (said amount to be reduced by any amounts Contractor failed to earn prior to the Deferred Payment Date in accordance with Article 12) shall be paid on the Deferred Payment Date and, for the avoidance of doubt, all amounts owed to BCSC shall have been paid in full under the Customer Credit Agreement.

                  (1) If Deferred Call-up of the Ground Spare Satellite occurs within [***] from the Scheduled Ground Spare Available for Shipment Date (or such later date on which the Ground Spare Satellite actually becomes Available for Shipment where the delay in availability is due to Contractor), Customer shall begin to pay to Contractor interest on earned amounts as set forth in Exhibit G-2 (calculated at a rate of [***] which shall be payable quarterly in arrears), all commencing with the Initial Handover date of the Ground Spare Satellite; provided, if the Ground Spare Satellite is used as a replacement satellite, Customer shall have no obligation to pay any of the [***] or any of the [***] in In-Orbit Performance Incentives or interest thereon (and any of such amounts already paid shall be refunded to Customer within [***] of Customer's invoice); provided that such interest shall be tolled on a day-for-day basis to the extent the Ground Spare Satellite is not in fact Available for Shipment [***] after Deferred Call-up; or

                  (2) If Deferred Call-up of the Ground Spare Satellite occurs after [***] from the Scheduled Ground Spare Available for Shipment Date (or such later date on which the Ground Spare Satellite actually becomes Available for Shipment where the delay in availability is due to Contractor), interest shall commence [***] after the Scheduled Ground Spare Available for Shipment Date on the amount of [***], payable quarterly in arrears (calculated at a rate of [***] compounded annually) until the Deferred Payment Date; provided, if the Ground Spare Satellite is used as a replacement satellite, Customer shall have no obligation to pay any of the [***] or any of

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                           the [***] in In-Orbit Performance Incentives or
                           interest thereon (and any of such amounts already paid shall be refunded to Customer within [***] of Customer's invoice); provided that such interest shall be tolled on a day-for-day basis to the extent the Ground Spare Satellite is not in fact Available for Shipment [***] after Deferred Call-up.

     After the Incentive Amount of [***] has been paid on the Deferred
     Payment Date, unearned Incentive Amounts for the Ground Spare Satellite shall be repaid by Contractor to Customer in accordance with the procedure set forth as stated above in this Article 14.4(e).

     If the Ground Spare Satellite has not been launched prior to the Deferred Payment Date, the [***] of the Incentive Amount shall be paid to Contractor on the Deferred Payment Date, and Contractor shall be entitled to retain the full Incentive Amounts for the Ground Spare Satellite and neither Party shall have any further obligation to each other except with respect to delivery of the Ground Spare Satellite to storage in accordance with Paragraph (g) below and title shall pass to Customer in accordance with Paragraph (h) below."

10. AMENDMENT OF ARTICLE 14.4(g). Article 14.4(g) is hereby revised by adding the following sentences at the end thereof:

     "Notwithstanding the foregoing, in the event the Ground Spare Satellite has been in such storage for [***] following the later of the Scheduled Ground Spare Available for Shipment Date or the date the Ground Spare Satellite actually becomes Available for Shipment, as the case may be, or Customer decides prior to the end of such [***] period not to Launch such Satellite, the following shall apply:

               (i) Contractor shall be entitled to receive, within [***] after the earlier of receipt of de-storage notification from Customer or the end of the [***] period, all payments due and owing and not otherwise paid to Contractor pursuant to Paragraph (e) above, with the exception of the [***] pursuant to Article 5.8 (Payment and Deferred Financing for the Ground Spare Satellite), the [***] of the Incentive Amount pursuant to Article 14.4(e) above, and the storage costs deferred pursuant to Article 14.4(c).

               (ii) Contractor shall promptly Deliver such Satellite, at
                    Customer's expense, to a storage location specified by Customer in the State of Florida or the State of Delaware, or in such other location as may be mutually agreed upon by the Parties. Customer's expenses shall include any applicable state sales tax for such storage.

              (iii) Title to the Ground Spare Satellite shall pass to Customer on the later of such time that Customer has (x) paid to Contractor the Deferred Financing

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                    Payment of [***], the Incentive Amounts of [***] and the
                    storage costs deferred pursuant to Article 14.4(c), as applicable, and (y) paid all amounts owing to BCSC in accordance with the Customer Credit Agreement."

11. AMENDMENT OF ARTICLE 14.4(h). Article 14.4 (h) is hereby revised by adding the following sentence as follows:

         "If the Ground Spare Satellite is placed in storage in accordance with
         Article 14.4(g) and Final Acceptance has not taken place pursuant to
         Article 8.6, (i) Final Acceptance shall occur with respect to the Ground Spare Satellite upon arrival of the Ground Spare Satellite at the storage location specified by Customer, in which case, notwithstanding Article 4.3 (Taxes and Duties), any and all taxes and duties in connection with such delivery shall be borne and paid by Customer, and (ii) notwithstanding Article 9.1, transfer of title with respect to the Ground Spare Satellite placed into storage shall occur as set forth in Article 14.4(g)(iii). Risk of Loss with respect to the Ground Spare Satellite shall transfer to Customer upon arrival of the Ground Spare Satellite at the storage location specified by Customer."

12. AMENDMENT OF ARTICLE 25 (INSURANCE). (a) Article 25 is hereby amended by inserting the following sentence at the end of Article 25.1(a):

         "Customer shall procure at its own expense and maintain in full force and effect, at all times from and after the time when risk of loss or damage to the Ground Spare Satellite is transferred to the Customer and prior to the launch of the Ground Spare Satellite in accordance with the terms of this Contract, Ground Insurance with respect to the Ground Spare Satellite in a minimum amount equal to the sum of (i) the Minimum Threshold Amount (as such term is defined in the Customer Credit Agreement, and solely to the extent required under the Customer Credit Agreement) and (ii) all deferred financing, milestone payment amounts and Incentive Amounts relating to the Ground Spare Satellite, to the extent Customer owes such deferred financing, milestone payment amounts and Incentive Amounts to Contractor hereunder."

     (b) Article 25 is hereby further amended by inserting the following as new
     Article 25.4 immediately following Article 25.3:

         "25.4 Contractor shall name BCSC as loss payee to the extent of its interest under the Ground Insurance maintained with respect to the Ground Spare Satellite Bus, as its interest may appear. The Ground Insurance maintained with respect to the Ground Spare Satellite Bus shall provide, either as a clause in, or an endorsement to, the relevant policies, that (i) there shall be no recourse against BCSC, the Ground Spare Satellite Bus, this Contract (as it relates to the Ground Spare Satellite Bus) or the proceeds of the Ground Insurance for payment of premiums or other amounts with respect to the Ground Insurance and (ii) the insurers are required to provide BCSC with at least thirty (30) Calendar Days (or ten (10) Calendar Days in the case of nonpayment of premiums) prior

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         written notice of cancellation or non-renewal of any policy. Such policy shall, either as a clause in, or an endorsement to, such policy, waive any right of subrogation against BCSC and Customer (and their respective officers, employees, agents and insurers). Contractor shall provide suitable evidence to BCSC of the Ground Insurance maintained with respect to the Ground Spare Satellite Bus.


13.  AMENDMENT OF ARTICLE 11.3 (MAXIMUM EXCUSABLE DELAY; TERMINATION). Article
     11.3 is hereby amended by amending Article 11.3(b) by inserting the phrase "and Ground Spare Satellite and related launch services" at the end of the parenthetical phrase in the third line thereof, and inserting the following as new Article 11.3(c) immediately following Article 11.3(b):

         "(c) In the event of an insurance claim being made with respect to the Ground Spare Satellite (prior to the risk of loss transferring to Customer) against Ground Insurance, all proceeds shall be distributed, and certain other payments shall be made, in accordance with this
         Article 11.3(c) as follows: (i) first, insurance proceeds shall be paid to BCSC in satisfaction of the aggregate amount (including principal, interest, fees and any other amounts outstanding) owing by Customer to BCSC under the Customer Credit Agreement and (ii) then, after BCSC shall have accordingly released Customer from any claims from amounts owed under the Customer Credit Agreement, Customer shall pay Contractor the same amount that was distributed to BCSC (up to the amount owed by Customer to BCSC and in accordance with a payment plan to be agreed) only in the event Customer does not terminate this Contract with respect to the Ground Spare Satellite and related launch services (if purchased) under Article 11.3(b) as a result of the event underlying such insurance claim and Contractor proceeds to complete the Ground Spare Satellite; and (iii) in the event that the Contract is terminated under Article 11.3(b) with respect to the Ground Spare Satellite, (x) the amount paid to BCSC from the insurance proceeds (under clause (i) above) shall be deducted from the refund paid to Customer under Article 32.4(b) and (y) Contractor shall be reimbursed out of the insurance proceeds (to the extent such are available) for all deferred financing, milestone payment amounts and Incentive Amounts relating to the Ground Spare Satellite, to the extent Customer owes such deferred financing, milestone payment amounts and Incentive Amounts to Contractor hereunder, and any accrued, but unpaid interest, prior to the calculation and payment of any refund to Customer under Article 32.4(b)."


14. AMENDMENT OF ARTICLE 28 (LAUNCH SERVICES). Article 28 is hereby amended by inserting the following as new Article 28(f) immediately following Article 28(e):

         "(f) Customer hereby agrees to launch the Ground Spare Satellite using Sea Launch at such time as may be agreed by Customer and Contractor, as set forth below:

          (1) The price for said Sea Launch launch services for any launch period beginning [***] shall be [***] and the price for transportation to the launch site, Sea Launch Launch Campaign, Mission Support


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               Services and LEOP for the Ground Spare Satellite shall be [***]
               (notwithstanding Article 30.4, [***]); provided, however, that the price for the Sea Launch shall [***] shown in Table 28.1 below for the [***] which occurs after [***]. The launch period shall be as set forth in the applicable Launch
               Agreement, and the aforementioned [***] shall not be imposed on the Customer to the extent that the Ground Spare Satellite is not Delivered on the applicable Delivery Date due to Contractor's fault.

         ---------------------------------------------------------------------------------------------
                                   Table 28.1
               Optional Launch Vehicle - Launch Periods and Prices
         ---------------------------------------------------------------------------------------------
         [***]                                                          Price:
         ---------------------------------------------------------------------------------------------
         [***]                                                          [***]
         ---------------------------------------------------------------------------------------------
         [***]                                                          [***]
         ---------------------------------------------------------------------------------------------
         [***]                                                          [***]
         ---------------------------------------------------------------------------------------------
         [***]                                                          [***]
         ---------------------------------------------------------------------------------------------
         [***]                                                          [***]
         ---------------------------------------------------------------------------------------------
         [***]                                                          [***]
         ---------------------------------------------------------------------------------------------
         [***]                                                          [***]
         ---------------------------------------------------------------------------------------------
         [***]                                                          [***]
         ---------------------------------------------------------------------------------------------
         [***]                                                          [***]
         ---------------------------------------------------------------------------------------------
         [***]                                                          [***]
         ---------------------------------------------------------------------------------------------
         [***]                                                          [***]
         ---------------------------------------------------------------------------------------------
         [***]                                                          [***]
         ---------------------------------------------------------------------------------------------
         [***]                                                          [***]
         ---------------------------------------------------------------------------------------------
         [***]                                                          [***]
         ---------------------------------------------------------------------------------------------
         [***]                                                          [***]
         ---------------------------------------------------------------------------------------------
         [***]                                                          [***]
         ---------------------------------------------------------------------------------------------
         [***]                                                          [***]
         ---------------------------------------------------------------------------------------------
         [***]                                                          [***]
         ---------------------------------------------------------------------------------------------
         [***]                                                          [***]
         ---------------------------------------------------------------------------------------------
         [***]                                                          [***]
         ---------------------------------------------------------------------------------------------
         [***]                                                          [***]
         ---------------------------------------------------------------------------------------------
         [***]                                                          [***]
         ---------------------------------------------------------------------------------------------
         [***]                                                          [***]
         ---------------------------------------------------------------------------------------------
         [***]                                                          [***]
         ---------------------------------------------------------------------------------------------
         [***]                                                          [***]
         ---------------------------------------------------------------------------------------------

         (2) In the event Customer and Contractor have not scheduled a launch of the Ground Spare Satellite to occur on or before [***], Customer shall have no obligation to launch the Ground Spare

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***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

              Satellite on the Sea Launch and this Article 28(f) shall have no further force and effect.

         (3) Payment terms for the Sea Launch launch services for the Ground Spare Satellite shall be as set forth in Table 28.2:

                   -------------------------------------------------------------------------------------------------
                                                              Table 28.2
                                                       Sea Launch Payment Terms
                   -------------------------------------------------------------------------------------------------
                   Payment Date                                 Percentage of Sea         Amount*
                                                                Launch Price
                   -------------------------------------------------------------------------------------------------
                   [***]                                        [***]                     [***]
                   -------------------------------------------------------------------------------------------------
                   [***]                                        [***]                     [***]
                   -------------------------------------------------------------------------------------------------
                   [***]                                        [***]                     [***]
                   -------------------------------------------------------------------------------------------------
                   [***]                                        [***]                     [***]
                   -------------------------------------------------------------------------------------------------
                   [***]                                        [***]                     [***]
                   -------------------------------------------------------------------------------------------------
                   [***]                                        [***]                     [***]
                   -------------------------------------------------------------------------------------------------

                   * Assuming a Launch Period commencing [***].

                  The Parties shall make commercially reasonable efforts to facilitate, and shall work together to arrange, commercially reasonable financing during the construction of the Sea Launch Launch Vehicle from a source other than Contractor [***]. Payment terms for the [***] for transportation to the launch site, Sea Launch Launch Campaign, Mission Support Services and LEOP for the Ground Spare Satellite shall be negotiated at time of commitment.

         (4) In order to establish and secure a launch period, Customer shall provide a written notification to Contractor at least [***] prior to its desired launch date in order for Contractor
              [***]. Contractor shall work with Customer to obtain [***] however Contractor makes no guarantees that such rights can be obtained.

         (5) If [***], the Launch Insurance rate for the launch of the Ground Spare Satellite

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

              on a Sea Launch Vehicle for launch concurrent with the time of the proposed launch of the Ground Spare Satellite [***], the insurance rate for launch of [***] (as confirmed in writing by Customer's and Contractor's respective insurance brokers), then Customer shall have the right, [***] as set forth in this
              Article 28(f). For avoidance of doubt, in the event Customer has directed Contractor in writing to proceed with [***] (notwithstanding the Launch Insurance rates applicable at the time of such written direction), [***], Customer shall not have the right to [***] under this Article 28(f)(5).

         (6)  Notwithstanding the foregoing, Customer shall have [***]
              Ground Spare Satellite on Sea Launch in the event of any of the following conditions:

              (i) Sea Launch has a [***] at any given time. In the event that a launch date has been set by Customer and Contractor prior to the [***], Customer shall then have thirty (30) Calendar Days from the date Contractor notifies Customer in writing that [***] to inform Contractor that it will either [***]. In the event Customer does not notify Contractor within this time period, Customer shall [***]. In the event no such launch date has been set by Customer and Contractor, Customer shall [***] the Ground Spare Satellite using the Sea Launch as contemplated by this
                   Article 28(f); or

              (ii) Sea Launch has become bankrupt or insolvent or has a
                   receiving order made against it, or seeks the protection of any law relating to bankrupt or insolvent debtors, or if an order is made or resolution passed for the winding up of Sea Launch.

              If a [***] occurs pursuant to the above, Customer shall have the right to [***] or negotiate with Contractor to [***] on its behalf. In either event, any payments by Customer to Contractor for [***] shall either be refunded to Customer within [***] or, at Customer's option, [***].

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         (8) If (i) the Ground Spare Satellite is scheduled to be the [***] at the written direction of Customer for the Ground Spare Satellite, then Customer shall have [***] the Ground Spare Satellite using the Sea Launch as set forth in this
                  Article 28(f).

         (9) Customer shall have the right to cause Contractor to terminate the applicable Launch Agreement for convenience and Customer shall then pay to Contractor the following termination liability amounts set forth in Table 28.3. In the event that Customer has paid Contractor more than the applicable Termination for Convenience Liability Amounts, such difference shall be refunded to Customer.


                   -----------------------------------------------------------------------
                                                Table 28.3
                           Sea Launch Termination for Convenience Liability Amounts
                   -----------------------------------------------------------------------
                   [***]                                        [***]
                   -----------------------------------------------------------------------
                   [***]                                        [***]
                   -----------------------------------------------------------------------
                   [***]                                        [***]
                   -----------------------------------------------------------------------
                   [***]                                        [***]
                   -----------------------------------------------------------------------
                   [***]                                        [***]
                   -----------------------------------------------------------------------

         (10) In the event of a [***] the Ground Spare Satellite, Contractor agrees to use reasonable efforts to [***] the Ground Spare Satellite under the terms of the Launch Agreement between Contractor and Sea Launch such that launch of the Ground Spare Satellite is not the [***]. Furthermore, Contractor agrees to work jointly with Customer and Sea Launch to negotiate a commercially reasonable accommodation so that Customer shall not be required to [***]. Customer understands that such a [***] may result in a price increase to Customer.

         (11) Contractor agrees that Customer shall have the same rights of access to Sea Launch LLP as Customer has to Major Subcontractors under Article 6.9 of the Contract and Contractor shall insure that Article 6 applies to Sea Launch L.L.P."


15. AMENDMENT OF ARTICLE 28 (LAUNCH SERVICES). Article 28 is hereby amended by the addition of the following Article 28(g) following Article 28(f):

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         "(g) Customer shall not propose to have the Ground Spare Satellite shipped to the Sea Launch launch processing facility pursuant to
         Article 8.2(h) hereof prior to five (5) days following the repayment in full of the loan made by BCSC under the Customer Credit Agreement.


16. AMENDMENT OF ARTICLE 32.3(a) Article 32.3(a) is hereby amended by adding new paragraphs (6) and (7) thereto:

         "(6) If BCSC declares an Event of Default and accelerates Customer's payment obligations following such Event of Default under the Customer Credit Agreement;

         (7) If a default (permitting termination in whole or in part by Contractor) occurs under a satellite purchase contract (relating to any portion of the Ground Spare Satellite) between Contractor and an Affiliate of Customer, which Affiliate shall be, or shall be controlled by, XM Satellite Radio Holdings Inc."

(b) Article 32.4(b) is hereby amended by inserting the following parenthetical phrase immediately following the phrase "under this Contract" and before the phrase "and payment of any" in the third line thereof:

         "(or, in the case of partial termination, with respect to the terminated portion of this Contract)".


17. AMENDMENT OF ARTICLE 10.1(c). Article 10.1(c) is hereby amended by revising the first part of the first sentence to read as follows:

         "(c) In the event Contractor fails to Deliver the Ground Spare Satellite on or before the Delivery Date specified in Article 7.1, and provided that such late delivery of the Ground Spare Satellite causes a delay in the launch of the Ground Spare Satellite, as such date may be adjusted in accordance with this Contract, Contractor agrees to pay Customer with respect to such Ground Spare Satellite, as liquidated damages and not as a penalty, the following amounts for the period beginning on the first (1st) day following the Delivery Date specified in Article 7.1 and continuing for a period thereafter not to exceed [***] (the "Ground Spare Damages Period"):"

18. AMENDMENT OF EXHIBITS G-1 AND G-2. Exhibits G-1 and G-2 of the Contract shall be amended and restated and superseded in their entirety by the new exhibits attached hereto as Appendix A and Appendix B, respectively.

19. ENTIRE AGREEMENT; COUNTERPARTS. There is no modification to the Contract except as expressly set forth in this December Amendment and all terms, provisions and conditions of the Contract shall be in full force and effect, provided that any provisions in the Contract that are inconsistent with this December Amendment shall be construed to be consistent with this December Amendment. This December Amendment may be executed in one or more counterparts, which together shall constitute a fully executed agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this December Amendment to the Satellite Purchase Contract No. L0634, effective as of the date first written above (the "December Amendment Effective Date").

BOEING SATELLITE SYSTEMS            XM SATELLITE RADIO INC.
INTERNATIONAL, INC.


BY:  __________________________     BY:  __________________________


                                                       EXHIBIT G-1
------------------------------------------------------------------------------------------------------------------------------------
                      PAYMENT PLAN FOR BSSI PORTION OF ROLL (PFM (ALSO KNOWN AS XM1)) IN-ORBIT INCENTIVES
------------------------------------------------------------------------------------------------------------------------------------
**** Confidential treatment has been requested for this ENTIRE exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


                    [***Pages 1-4 of Exhibit G-1]

                                                             EXHIBIT G-2

**** Confidential treatment has been requested for this ENTIRE exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.



                    [*** Pages 1-2 of Exhibit G-2]